United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act File Number 811-07360

Monetta Trust

(exact name of registrant as specified in charter)

1776-A S. Naperville Road

Suite 100

Wheaton, IL 60189-5831

(address of principal executive offices)

Arthur Don Esq.

Greenberg, Traurig LLP

77 W. Wacker Drive Suite 3100

Chicago, IL 60601

(name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2010

Item 1.   Semi Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to

Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family of Mutual Funds No-Load Monetta Fund Monetta Trust Young Investor Fund Mid-Cap Equity Fund Orion/Monetta Intermediate Bond Fund 1-800-MONETTA www.monetta.com

Semi-Annual Report June 30, 2010

This Page Is Intentionally Left Blank

Dear Fellow Shareholders:	July 20, 2010

Enclosed is the Funds’ semi-annual report for the six month period ended June 30, 2010.

The second quarter of 2010 brought renewed market volatility, with a downward bias, due to increasing concerns over sovereign debt issues, a major oil spill and the possibility of a double-dip recession in the United States.

Economic data released during the most recent quarter of 2010 reflected a still-expanding but fragile U.S. economy. The overall unemployment rate remains at a high level, the housing market weakened while, on the positive side, factory orders rose reflecting low inventory levels as underlying product demand increased.

The stock market, as measured by the Standard & Poor’s 500 Index, fell 11.41% during the quarter and 6.64% since the year ended December 31, 2009. We considered this a typical market correction that followed a 13-month rally, where the index rose approximately 80% from its March 2009 low. There was no clear advantage to investing in value or growth stocks during the first half of 2010 as both groups were hit relatively hard. The large-cap stocks lagged the performance of the mid-cap and small-cap stocks, while all S&P 500 sectors declined during the last quarter. The weakest sectors were energy and materials while utilities and consumer staples performed the best.

Unlike stocks, bonds posted strong gains since December 2009, up 4.56% as measured by the Barclay’s Capital Intermediate Gov’t/Credit Bond Index. During the last quarter interest rates trended lower, as the yield on the bellwether 10-year Treasury bonds fell from 3.83% to 2.95%.

Market Outlook

As we head into the second half of 2010, a key factor affecting market direction will be second quarter corporate earnings reports. Investors will focus on company guidance as a key indicator of economic strength. Based on the recent market correction, we believe the impact of government stimulus and spending programs are fully reflected in current market valuation levels. Historically, the financial markets have consistently demonstrated an ability to adapt, overcome obstacles and deal with economic hardships only to transition into periods of prosperous economic growth. We believe we are in one of those transition periods today.

We appreciate your investment in our funds and look forward to helping you meet your long-term financial goals.

Respectfully,

Robert S. Bacarella

President, Founder and Portfolio Manager

Past performance is no guarantee of future results.

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Monetta Mid-Cap Equity Fund	8
Orion/Monetta Intermediate Bond Fund	9

Disclosure Of Fund Expenses	10

Schedules of Investments
Monetta Fund	11
Monetta Young Investor Fund	13
Monetta Mid-Cap Equity Fund	14
Orion /Monetta Intermediate Bond Fund	16

Financial Statements
Statements of Assets & Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22

Directors/Trustees	31

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which could significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the six months ended June 30, 2010, the Funds did not participate in IPO’s.

The Monetta Young Investor Fund invests approximately 50% of its net assets in ETF’s (Exchange Traded Funds) and other funds seeking to track the S&P 500 Index. The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the period ended June 30, 2010, the Young Investor Fund's other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Funds are no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Since indices are unmanaged, it is not possible to invest in them. Source for performance data is provided by Lipper.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 08/10.

Monetta Fund				Period ended June 30, 2010
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$43.0 billion			$42.38 million

PERFORMANCE:	Average Total Return
	1 Year	5 Year	10 Year
Monetta Fund	16.15%	1.70%	-2.89%
S&P 500 Index*	14.43%	-0.79%	-1.59%	$8,554
Total Annual Operating Expenses - Gross** 1.91%				$7,458
*Source Lipper
**Source Prospectus dated May 1, 2010. For the Fund's current Expense Ratio, please refer to Page 27.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnotes on Pages 4 and 5.

Portfolio Composition		Top 5 Equity Stock Holdings:
				% of Net Assets
			Apple, Inc.	5.04%
			Bank of America Corp.	4.07%
			Las Vegas Sands Corp.	3.81%
			Google, Inc. - CL A	3.67%
			Wynn Resorts Ltd.	3.42%
			Total Top 5 Equity Holdings	20.01%
(A) Net of other assets and liabilities.

Commentary

Since year-end, the Monetta Fund performed in lock step compared to its benchmark S&P 500 Index. For the six-month period ended June 30, 2010, the Fund declined 6.54% compared to a 6.64% decline of its benchmark index. For the one-year period ended June 30, 2010, the Fund gained 16.15% outperforming the 14.43% return of the S&P 500 Index.

During the first half, investments in the energy, materials and housing sectors impaired performance while the best performing sectors included gaming, financial and technology. Lagging issues included Petroleo Brasileiro S.A., Cliffs Natural Resources, Inc. and Lennar Corp., representing 1.21%, 1.34% and 0.98%, respectively, of the June 30, 2010 total net assets. The best performing securities included Las Vegas Sands Corp., Citigroup, Inc. and Apple, Inc., which represented 3.81%, 3.11% and 5.04%, respectively, of the June 30, 2010 total net assets.

Since year end 2009, we have gradually increased the fund’s weighting in the consumer discretionary and technology sectors while remaining under weighted in the utilities, healthcare and consumer staples sectors. New purchases included Priceline.com, Inc., a leisure-travel booking company, VMware, Inc., a virtualization software company and Mercadolibre, Inc., a Latin American on-line auction company. At June 30th, these companies represented 1.54%, 1.77% and 1.24%, respectively, of June 30, 2010 total net assets.

At June 30, 2010, approximately 97% of the Fund was invested primarily in large-cap, growth stocks. We believe the Fund is positioned to maximize return in a gradual but improving economic environment. We continue to monitor sectors and individual security weightings, with the long-term objective of investing in companies that we believe offer above-average appreciation potential.

Monetta Young Investor Fund				Period ended June 30, 2010
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$39.3 billion			$6.71 million

PERFORMANCE:	Average Total Return
			Since Inception	$11,085
	1 year	3 year	12/12/2006	$7,928
Young Investor Fund	26.34%	1.79%	2.94%
S&P 500 Index*	14.43%	-9.80%	-6.45%
Total Annual Operating Expenses - Net** 1.07% Total Annual Operating Expenses - Gross** 8.71%
* Source Lipper

**Source Prospectus dated May 1, 2010. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at (excluding Acquired Fund Fees and Expenses) 1.00% through December 31, 2012. For the Fund's current Expense Ratio, please refer to Page 28.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to footnotes on Pages 4 and 5.

Portfolio Composition		Top 5 Equity Stock Holdings:
				% of Net Assets
			The Walt Disney Co.	2.35%
			Google, Inc. - CL A	2.32%
			McDonald's Corp.	2.26%
			Apple, Inc.	2.25%
			AMR Corp.	2.02%
			Total Top 5 Equity Stock Holdings	11.20%
(A) Net of other assets and liabilities.

Commentary

During the first half of 2010 the Young Investor Fund declined 3.58%, outperforming its benchmark, the S&P 500 Index, which fell 6.64% for the six month period ended June 30, 2010. For the one-year period ended June 30, 2010, the fund was up 26.34% as compared to the S&P 500 Index 14.43% return for the same period.

The fund’s overall strong, relative performance to its benchmark was primarily due to its core high quality growth stock holdings. Top performers since year end 2009 included Apple, Inc., Chipotle Mexican Grill, Inc., and Hasbro, Inc., representing 2.25%, 1.63% and 0.92%, respectively, of June 30, 2010 total net assets.

New purchases since year-end included Green Mountain Coffee Roasters, Inc., a specialty coffee distributor, and Priceline.Com, Inc., an internet based discount service provider for airline, hotel and car rental packages which represented 1.72% and 1.05%, respectively, of June 30, 2010 total net assets. Negatively affecting performance was the holding in Lennar Corp., a residential home builder and Google, Inc., which declined on news that click-through rates/volumes were declining. These stocks represented 1.66% and 2.32%, respectively, of the June 30, 2010 total net assets.

The Fund’s S&P 500 Index core-plus investment approach has provided a low volatility investment portfolio while generating an above average return component which has enhanced overall investment results relative to the fund’s benchmark.

We continue to believe that the global economic recovery will be gradual but steadily improving. Historically, this type of economic environment has favored the higher quality, large-cap growth companies which are a core part of the Young Investor Fund’s holdings.

Monetta Mid-Cap Equity Fund				Period ended June 30, 2010
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$17.3 billion			$3.45 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year	$16,765
Mid-Cap Equity Fund	30.00%	0.99%	-6.74%
S&P 400 Mid-Cap Index*	24.93%	2.21%	5.31%
Total Annual Operating Expenses - Gross** 3.94%
*Source Lipper				$4,978
**Source Prospectus dated May 1, 2010. For the Fund's current Expense Ratio, please refer to Page 29.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to footnotes on Pages 4 and 5.

Portfolio Composition			Top 5 Equity Holdings:
				% of Net Assets
			VMWare, Inc.	4.53%
			Akamai Technologies, Inc.	3.99%
			F5 Networks, Inc.	3.97%
			AmerisourceBergen Corp.	3.95%
			Las Vegas Sands Corp.	3.85%
			Total Top 5 Equity Holdings	20.29%
(A) Net of other assets and liabilities.

Commentary

We are pleased to report that the Monetta Mid-Cap Equity Fund appreciated 1.86% for the six month period ended June 30, 2010. This compares favorably to its benchmark, the S&P 400 Index, which was down 1.36% during the same period.

During the first half of this year, the Fund’s strong performance, relative to the index, was primarily due to investments in the technology sector. Specifically, the Fund benefited from holdings in VMware, Inc., Akamai Technologies Inc., and ev3, Inc., representing 4.53%, 3.99%, and 0.00%, respectively, of June 30, 2010 total net assets. Hampering the Fund’s year-to-date performance were securities in the industrial, energy, and financial sectors. These included Assured Guaranty Ltd., Suntech Power Holdings Co., Ltd., and Fluor Corp., all of which were sold prior to June 30, 2010.

In the near term, we believe that the technology sector that drove performance over the last six months will continue to be a market leader as economic growth gradually improves. In addition, we have slowly increased the Fund’s exposure to the consumer discretionary and financial sectors, which represented 25.26% and 8.92%, respectively, of June 30, 2010 total net assets. We continue to remain underweighted, compared to the benchmark, in the healthcare and energy sectors, which represented 13.32% and 2.24%, respectively, as of June 30, 2010 total net assets.

We believe the Fund is well positioned to take advantage of a slow but improving, economic environment. We continue to monitor the Fund’s security weightings and look for opportunities, throughout all sectors, to meet the Fund’s long-term objective by investing primarily in mid-cap growth companies that we believe offer above-average long term growth potential.

Orion/Monetta Intermediate Bond Fund				Period ended June 30, 2010
Investment Objective:	30-Day SEC Yield:		Average Maturity:	Total Net Assets:
Income	2.69%		4.79 Years	$11.73 million

PERFORMANCE:	Average Annual Total Return			$18,014
	1 Year	5 Year	10 Year	$16,663
Orion/Monetta Intermediate Bond Fund	11.40%	4.89%	5.24%
Barclay’s Capital Intermediate Gov’t/Credit Bond Index*	8.29%	5.26%	6.06%
Total Annual Operating Expenses - Gross** 2.16%
*Source Lipper
**Source Prospectus dated May 1, 2010. For the Fund's current Expense Ratio, please refer to Page 30.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Orion/Monetta Intermediate Bond Fund to the Barclay’s Capital Intermediate Gov’t/Credit Bond Index.

The Barclay’s Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. S&P and Moody's are bond rating services that evaluate the likelihood a debt issuer will be able to meet scheduled interest and principal repayments.  Typically, AAA is the highest rating and D is the lowest. Please refer to footnotes on Pages 4 and 5.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	12.33%
			1-3 Years	17.52%
			3-6 Years	38.32%
			6-10 Years	30.75%
			Over 10 Years	1.08%
			Total	100.00%
(A) Net of other assets and liabilities.

Commentary

We are pleased to report that the Orion/Monetta Intermediate Bond Fund rose 4.15% for the first half of 2010 and was up 11.40% for the one year period ended June 30, 2010. This one year return compares favorably to its benchmark index return, Barclay’s Capital Intermediate Gov’t/Credit Bond Index, which appreciated 8.29% for the same period.

The Fund’s positive one year performance relative to its benchmark was primarily due to its overweighting in the high quality corporate sector. Best performing issues included E.I. Dupont de Nemours 5.75% Due 3-15-19, Caterpillar Financial Services Corp. 7.15% Due 2-15-19 and WellPoint, Inc. 5.875% due 6-15-17 representing 2.96%, 2.65% and 2.85%, respectively, of the June 30, 2010 total net assets. The worst performing bond holding was Solo Cup Co., which declined due to acquisition issues related to its purchase of InnoWare, LLC., which represented 2.00% of June 30, 2010 total net assets.

Since year end, the Fund’s high quality corporate bond sector increased from 81.6% of the portfolio at December 31, 2009 to 93.7% of the portfolio at June 30, 2010. We reduced exposure to Treasury/Agency issues and no longer hold any municipal holdings. The fund’s average coupon increased from 5.61% to 6.01% while the 30-Day SEC yield and average duration were basically unchanged, at 2.69% and 4.17 years, respectively, at June 30, 2010.

We believe that economic growth will be constrained as consumers continue to “deleverage” or pay down loans and credit card debt. Absent a massive federal stimulus, we are not concerned about higher short-term rates and that any Fed tightening will be pushed into 2011. As a result, our quality approach excludes low yielding Treasury securities while emphasizing higher rated corporate bonds that, in our view, remain historically undervalued. Barring a double dip economic slowdown in the second half of this year, we do not anticipate any major shift from our current sector weightings or emphasis on high quality, intermediate corporate bonds.

Disclosure of Fund Expenses	June 30, 2010

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2010 - June 30, 2010.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 1/1/10	ENDING ACCOUNT VALUE 6/30/10	EXPENSES PAID DURING PERIOD* 1/1/10-6/30/10	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$ 1,000	$ 934.60	$ 7.96	1.66%
Young Investor Fund	1,000	964.20	4.89	1.00%(a)
Mid-Cap Equity Fund	1,000	1,018.60	15.37	3.07%
Orion/Monetta Intermediate Bond Fund	1,000	1,041.50	6.99	1.38%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000	$ 1,016.56	$ 8.30	1.66%
Young Investor Fund	1,000	1,019.82	5.03	1.00%(a)
Mid-Cap Equity Fund	1,000	1,009.57	15.30	3.07%
Orion/Monetta Intermediate Bond Fund	1,000	1,017.95	6.90	1.38%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

(a) The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through December 31, 2012.

Schedule of Investments (Unaudited)	June 30, 2010
Monetta Fund
COMMON STOCKS – 97.2% NUMBER OF SHARES	VALUE
Airlines- 3.4%
210,000 AMR Corp.	$ 1,423,800

Auto Manufacturers - 3.2%
*135,000 Ford Motor Co.	1,360,800

Banks - 6.3%
120,000 Bank of America Corp.	1,724,400
8,000 PNC Financial Services Group, Inc.	452,000
20,000 SunTrust Banks, Inc.	466,000
2,642,400
Beverages - 1.3%
*21,000 Green Mountain Coffee Roasters, Inc.	539,700

Coal - 0.9%
10,000 Peabody Energy Corp.	391,300

Commercial Services - 2.7%
*25,000 Quanta Services, Inc.	516,250
9,000 Visa, Inc. - CL A	636,750
1,153,000
Computers - 6.5%
*8,500 Apple, Inc.	2,138,005
*12,000 Cognizant Technology Solutions Corp. - CL A	600,720
2,738,725
Diversified Financial Services - 5.2%
12,000 American Express Co.	476,400
350,000 Citigroup, Inc.	1,316,000
11,000 JPMorgan Chase & Co.	402,710
2,195,110
Electric - 1.2%
*55,000 The AES Corp.	508,200

Energy-Alternate Sources - 2.6%
*6,000 First Solar, Inc.	682,980
*85,000 JA Solar Holdings Co., Ltd. - ADR (b)	395,250
1,078,230
Engineering & Construction - 1.0%
10,000 Fluor Corp.	425,000

Healthcare-Services - 1.3%
20,000 UnitedHealth Group, Inc.	568,000

Home Builders - 3.1%
50,000 D.R. Horton, Inc.	491,500
30,000 Lennar Corp. - CL A	417,300
*50,000 Pulte Homes, Inc.	414,000
1,322,800
Insurance - 1.1%
*70,000 MGIC Investment Corp.	482,300

Internet - 15.7%
*7,000 Amazon.com, Inc.	764,820
*10,000 Baidu, Inc. - SP ADR (b)	680,800
16,500 Ctrip.com Int'l, Ltd. - ADR (b)	619,740
*40,000 eBay, Inc.	784,400
*3,500 Google, Inc. - CL A	1,557,325
*10,000 MercadoLibre, Inc.	525,500
*5,200 Netflix, Inc.	564,980
*3,700 Priceline.com, Inc.	653,198
*35,000 Yahoo! Inc.	484,050
6,634,813
Iron/Steel - 3.9%
12,000 Cliffs Natural Resources, Inc.	565,920
15,000 Nucor Corp.	574,200
13,000 United States Steel Corp.	501,150
1,641,270
Leisure Time - 0.8%
*15,000 Royal Caribbean Cruises Ltd.	341,550

Lodging - 8.6%
*73,000 Las Vegas Sands Corp.	1,616,220
*14,000 Starwood Hotels & Resorts Worldwide, Inc.	580,020
19,000 Wynn Resorts Ltd.	1,449,130
3,645,370

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2010
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE
Machinery-Diversified - 2.6%
10,000 Cummins, Inc.	$ 651,300
8,000 Deere & Co.	445,440
1,096,740
Media - 2.5%
23,000 Comcast Corp. - CL A	399,510
*700,000 Sirius Satellite Radio, Inc.	664,650
1,064,160
Mining - 1.4%
10,000 Freeport-McMoran Copper & Gold, Inc. - CL B	591,300

Oil & Gas - 6.3%
25,000 Chesapeake Energy Corp.	523,750
10,000 Devon Energy Corp.	609,200
15,000 Petroleo Brasileiro S.A. - SP ADR (b)	514,800
20,000 Suncor Energy, Inc.	588,800
*10,000 Ultra Petroleum Corp.	442,500
2,679,050
Oil & Gas Services - 0.9%
15,000 Halliburton Co.	368,250

Pharmaceuticals - 2.5%
*10,000 Medco Health Solutions, Inc.	550,800
10,000 Teva Pharmaceutical Industries Ltd. - SP ADR (b)	519,900
1,070,700
Retail - 0.7%
*90,000 Krispy Kreme Doughnuts, Inc.	303,300

Semiconductors - 2.9%
23,000 Broadcom Corp. - CL A	758,310
25,000 Intel Corp.	486,250
1,244,560
Software - 2.8%
*5,000 Salesforce.com, Inc.	429,100
*12,000 VMWare, Inc.	751,080
1,180,180
Telecommunications - 4.5%
10,000 America Movil S.A. de C.V. - ADR Series L (b)	475,000
35,000 Corning, Inc.	565,250
*15,000 NII Holdings, Inc.	487,800
*100,000 RF Micro Devices, Inc.	391,000
1,919,050
Transportation - 1.3%
10,000 United Parcel Service, Inc. - CL B	568,900

Total Common Stocks	41,178,558
(Cost $42,038,388) (a)
MUTUAL FUNDS - 3.3%
NUMBER OF SHARES
1,390,941 Fidelity Money Market Portfolio - Class Select	1,390,941

Total Mutual Funds (Cost $1,390,941) (a)	1,390,941

Total Investments - 100.5%	42,569,499
(Cost $43,429,329) (a)
Other Net Assets Less Liabilities - (0.5%)	(189,219)

Net Assets - 100%	$42,380,280

(a)  Cost for book and tax purposes is $43,429,329; the aggregate gross unrealized appreciation is $2,623,372 and the aggregate gross unrealized depreciation is $3,483,202, resulting in net unrealized depreciation of $859,830.

(b) American Depository Receipt (ADR).

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2010
Monetta Young Investor Fund
COMMON STOCKS - 48.8%	VALUE
NUMBER OF SHARES
Airlines - 3.7%
*20,000 AMR Corp.	$ 135,600
10,000 Southwest Airlines Co.	111,100
246,700
Auto Manufacturers - 1.5%
*10,000 Ford Motor Co.	100,800

Banks - 1.3%
6,000 Bank of America Corp.	86,220

Beverages - 3.4%
2,200 The Coca-Cola Co.	110,264
*4,500 Green Mountain Coffee Roasters, Inc.	115,650
225,914
Commercial Services - 1.6%
200 MasterCard, Inc. - CL A	39,906
1,000 Visa, Inc. - CL A	70,750
110,656
Computers - 2.2%
*600 Apple, Inc.	150,918

Cosmetics/Personal Care - 1.2%
1,400 Proctor & Gamble Co.	83,972

Home Builders - 1.7%
8,000 Lennar Corp. - CL A	111,280

Internet - 6.3%
*1,000 Amazon.com, Inc.	109,260
*4,500 eBay, Inc.	88,245
*350 Google, Inc. - CL A	155,732
*400 Priceline.com, Inc.	70,616
423,853
Leisure Time - 1.0%
3,000 Royal Caribbean Cruises Ltd.	68,310

Machinery-Construction & Mining - 1.0%
1,100 Caterpillar, Inc.	66,077

Media - 4.5%
6,000 News Corp. Inc. - CL A	71,760
*80,000 Sirius Satellite Radio, Inc.	75,960
5,000 The Walt Disney Co.	157,500
305,220
Retail - 13.1%
2,800 Best Buy Co., Inc.	94,808
*800 Chipotle Mexican Grill, Inc. - CL A	109,448
*4,000 GameStop Corp. - CL A	75,160
3,000 Home Depot, Inc.	84,210
*1,000 Kohl's Corp.	47,500
*20,000 Krispy Kreme Doughnuts, Inc.	67,400
2,300 McDonald's Corp.	151,501
2,500 Starbucks Corp.	60,750
1,000 Target Corp.	49,170
1,700 Wal-Mart Stores, Inc.	81,719
1,500 Yum! Brands, Inc.	58,560
880,226
Software - 2.8%
*4,000 Electronic Arts, Inc.	57,600
*1,500 Salesforce.com, Inc.	128,730
186,330
Telecommunications - 1.7%
4,000 Verizon Communications, Inc.	112,080

Toys/Games/Hobbies - 0.9%
1,500 Hasbro, Inc.	61,650

Transportation - 0.9%
1,000 United Parcel Service, Inc. - CL B	56,890

Total Common Stocks	3,277,096
(Cost $3,555,680) (a)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2010
Monetta Young Investor Fund (Cont’d)
EXCHANGE TRADED FUNDS - 47.7%	VALUE
NUMBER OF SHARES
6,500 iShares S&P 100 Index Fund	$304,655
8,000 iShares S&P 500 Index Fund	827,680
5,800 iShares S&P 500 Growth Index Fund	307,052
8,000 SPDR Trust Series1	825,760
6,500 Vanguard Growth ETF	316,160
6,500 Vanguard Large-Cap ETF	304,785
7,000 Vanguard Value ETF	312,480

Total Exchange Traded Funds	3,198,572
(Cost $3,550,211) (a)
MUTUAL FUNDS - 2.9%
NUMBER OF SHARES
194,925 Fidelity Money Market Portfolio - Class Select	194,925

Total Mutual Funds	194,925
(Cost $194,925) (a)
Total Investments - 99.4%	6,670,593
(Cost $7,300,816) (a)
Other Net Assets Less Liabilities - 0.6%	37,657

Net Assets - 100%	$ 6,708,250

(a)  Cost for book and tax purposes is $7,300,816;  the aggregate gross unrealized appreciation is $86,907 and the aggregate gross unrealized depreciation is $717,130, resulting in net unrealized depreciation of $630,223.

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2010
Monetta Mid-Cap Equity Fund
COMMON STOCKS - 94.0%	VALUE
NUMBER OF SHARES

Aerospace/Defense - 1.5%
*2,000 BE Aerospace, Inc.	$ 50,860

Airlines - 1.7%
*2,900 UAL Corp.	59,624

Auto Manufacturers - 2.6%
*9,000 Ford Motor Co.	90,720

Banks - 4.8%
4,200 Bank of America Corp.	60,354
8,500 Fifth Third Bancorp	104,465
164,819
Computers - 6.4%
*400 Apple, Inc.	100,612
*2,400 Cognizant Technology Solutions Corp. - CL A	120,144
220,756
Distribution/Wholesale - 4.3%
1,600 Fastenal Co.	80,304
*2,000 Fossil, Inc.	69,400
149,704
Diversified Financial Services - 3.0%
*8,000 Genworth Financial, Inc. - CL A	104,560

Electronics - 3.6%
*2,000 Dolby Laboratories, Inc. - CL A	125,380

Environmental Control - 2.7%
1,400 Stericycle, Inc.	91,812

Food - 2.9%
7,000 Del Monte Foods Co.	100,730

Healthcare-Products - 5.4%
*2,200 Edwards Lifesciences Corp.	123,244
*200 Intuitive Surgical, Inc.	63,124
186,368
Healthcare-Services - 2.8%
2,500 Universal Health Services, Inc CL - B	95,375

Insurance - 2.2%
3,500 The Hartford Financial Services Group, Inc.	77,455

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2010
Monetta Mid-Cap Equity Fund (Cont’d)
NUMBER OF SHARES	VALUE

Internet - 18.9%
*3,400 Akamai Technologies, Inc.	137,938
*1,900 Baidu, Inc. - SP ADR (b)	129,352
1,800 Ctrip.com Int'l, Ltd. - ADR (b)	67,608
*2,000 F5 Networks, Inc.	137,140
*1,200 MercadoLibre, Inc.	63,060
*600 Netflix, Inc.	65,190
*300 Priceline.com, Inc.	52,962
653,250
Lodging - 5.5%
*6,000 Las Vegas Sands Corp.	132,840
*6,000 MGM Mirage, Inc.	57,840
190,680
Media - 2.5%
*90,000 Sirius Satellite Radio, Inc.	85,455

Oil & Gas - 2.1%
1,000 Cimarex Energy Co.	71,580

Pharmaceuticals - 4.0%
4,300 AmerisourceBergen Corp.	136,525

Retail - 4.6%
*500 Chipotle Mexican Grill, Inc. - CL A	68,405
1,700 Ross Stores, Inc.	90,593
158,998
Software - 8.0%
*1,400 Salesforce.com, Inc.	120,148
*2,500 VMWare, Inc.	156,475
276,623
Telecommunications - 4.5%
*2,400 NII Holdings, Inc.	78,048
*18,000 Sprint Nextel Corp.	76,320
154,368

Total Common Stocks	3,245,642
(Cost $2,839,444) (a)

EXCHANGE TRADED FUNDS - 2.8%
NUMBER OF SHARES
7,000 Financial Select Sector SPDR Fund	96,670

Total Exchange Traded Funds	96,670
(Cost $90,307) (a)

MUTUAL FUNDS - 8.9%
NUMBER OF SHARES
139,328 AIM Liquid Assets Portfolio - Institutional Class	139,327
170,279 Fidelity Money Market Portfolio - Class Select	170,279

Total Mutual Funds	309,606
(Cost $309,606) (a)

Total Investments - 105.7%	3,651,918
(Cost $3,239,357) (a)

Other Net Assets Less Liabilities - (5.7%)	(198,071)

Net Assets - 100%	$ 3,453,847

(a) Cost for book and tax purposes is $3,239,357; the aggregate gross unrealized appreciation is $516,308 and the aggregate gross unrealized depreciation is $103,747, resulting in net unrealized appreciation of $412,561.

(b) American Depository Receipt (ADR).

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2010
Orion/Monetta Intermediate Bond Fund
CORPORATE BONDS – 93.7%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Aerospace/Defense - 1.9%
200,000 General Dynamics Corp. 5.250%	02/01/14	$ 224,607

Auto - 0.2%
25,000 Daimler Finance NA LLC 5.900%	08/15/11	25,326

Banks - 8.9%
650,000 Bank of America Corp. 10.200%	07/15/15	780,320
38,000 Suntrust Bank 6.375%	04/01/11	142,337
111,000 Unionbancal Corp. 5.250%	12/16/13	120,459
		1,043,116
Beverages-Non-Alcoholic - 0.9%
100,000 Pepsico, Inc. 3.100%	01/15/15	104,229

Chemicals - 4.8%
100,000 Dow Chemical Co. 9.000%	04/01/21	119,907
100,000 The Dow Chemical Co. 7.200%	06/15/14	101,047
300,000 E.I. Dupont de Nemours 5.750%	03/15/19	346,906
		567,860
Computers - 1.0%
100,000 Dell, Inc. 5.625%	04/15/14	112,224

Cosmetics & Toiletries - 1.0%
100,000 The Procter & Gamble Co. 4.850%	12/15/15	113,286

Containers-Paper/Plastic - 2.0%
260,000 Solo Cup Co. 8.500%	02/15/14	234,650

Diversified Financial Services - 3.4%
400,000 Morgan Stanley 4.750%	04/01/14	401,026

Electric - 3.8%
80,000 Carolina Power & Light 5.125%	09/15/13	88,178
100,000 Edison Mission Energy 7.750%	06/15/16	70,000
270,000 Southern Co. 4.150%	05/15/14	285,059
		443,237
Finance - 21.1%
250,000 American Express 7.000%	03/19/18	288,786
252,000 Caterpillar Financial Services Corp. 7.150%	02/15/19	310,898
130,000 CME Group, Inc. 5.750%	02/15/14	144,716
100,000 Deutsche Bank Financial LLC 5.375%	03/02/15	107,563
106,000 E*Trade Financial Corp. 7.375%	09/15/13	95,930
500,000 General Electric Capital Corp. 5.650%	06/09/14	551,242
100,000 John Deere Capital Corp. 4.000%	03/15/11	101,321
100,000 JPMorgan Chase & Co. 5.250%	05/01/15	106,810
125,000 National Rural Utilities Cooperative Finance Corp. 4.500%	03/15/12	130,708
100,000 Nomura Holdings, Inc. 6.700%	03/04/20	105,983
250,000 TD Ameritrade Holding Co. 4.150%	12/01/14	259,705
236,000 The Western Union Co. 5.930%	10/01/16	265,168
		2,468,830

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2010
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Food/Beverages - 2.9%
100,000 Campbell Soup Co. 4.875%	10/01/13	$ 111,164
200,000 Diageo Finance BV 5.300%	10/28/15	224,091
		335,255
Food/Confectionery - 0.9%
100,000 Hershey Foods Corp. 5.000%	04/01/13	109,453

Insurance - 15.5%
100,000 AFLAC, Inc. 8.500%	05/15/19	120,512
200,000 American Int'l Group 4.250%	05/15/13	194,000
100,000 Lincoln Nat'l Corp. 6.250%	02/15/20	107,327
400,000 Protective Life Corp. 7.375%	10/15/19	435,037
350,000 Protective Life Secured Trusts 5.450%	09/28/12	375,979
248,000 Prudential Financial, Inc. 6.100%	06/15/17	264,496
254,000 Torchmark Corp. 9.250%	06/15/09	317,995
		1,815,346
Investment Management - 0.9%
100,000 Blackrock, Inc. 3.500%	12/10/14	103,817

Medical - 4.2%
150,000 Merck & Co., Inc. 4.000%	06/30/15	162,640
300,000 Wellpoint, Inc. 5.875%	06/15/17	334,700
		497,340
Metals - 0.9%
100,000 Alcoa Inc. 6.750%	07/15/18	101,075

Mortgage/Asset Backed - 0.0% (b)
706 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/16/30	707

Oil - 3.4%
100,000 Allis-Chalmers Energy, Inc. 9.000%	01/15/14	92,750
200,000 Chesapeake Energy Corp. 6.375%	06/15/15	206,500
100,000 Chevron Corp. 3.450%	03/03/12	104,265
		403,515
Pharmaceuticals - 2.7%
100,000 Eli Lilly & Co. 3.550%	03/06/12	104,322
100,000 Novartis Capital Corp. 4.125%	02/10/14	107,984
100,000 Pfizer, Inc. 4.450%	03/15/12	105,540
		317,846
Reinsurance - 0.9%
100,000 Berkshire Hathaway Finance Corp. 4.600%	05/15/13	108,641

Restaurants - 0.9%
100,000 McDonald's Corp. 4.125%	06/01/13	107,840

Retail - 0.9%
100,000 Wal-Mart Stores, Inc. 4.500%	07/01/15	110,326

Software/Service - 0.9%
100,000 Oracle Corp. 3.750%	07/08/14	107,163

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2010
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Telephone - 4.0%
100,000 AT&T Corp. 7.300%	11/15/11	$ 108,127
135,000 France Telecom 7.750%	03/01/11	140,895
200,000 Verizon Florida LLC 6.125%	01/15/13	218,336
		467,358
Tobacco - 5.7%
250,000 Altria Group, Inc. 9.700%	11/10/18	317,073
350,000 Lorillard Tobacco Co. 6.875%	05/01/20	356,172
		673,245

Total Corporate Bonds		10,997,318
(Cost $10,481,882) (a)

U.S. GOVERNMENT AGENCIES - 2.8%
PRINCIPAL AMOUNT
250,000 Federal Home Loan Bank 1.750%	12/14/12	254,969
25,000 Federal Home Loan Bank 5.375%	06/08/12	27,231
40,000 Federal Farm Credit Bank 5.450%	06/21/12	43,700

Total U.S. Government Agencies		325,900
(Cost $320,605) (a)

MUTUAL FUNDS - 1.9%
NUMBER OF SHARES
222,894 Fidelity Money Market Portfolio - Class Select		222,894

Total Mutual Funds		222,894
(Cost $222,894) (a)

Total Investments - 98.4%		11,546,112
(Cost $11,025,381) (a)

Other Net Assets Less Liabilities - 1.6%		186,032

Net Assets - 100%		$11,732,144

(a)  Cost for book and tax purposes is $11,025,381;  the aggregate gross unrealized appreciation is $546,929 and the aggregate gross unrealized depreciation is $44,198, resulting in net unrealized appreciation of $520,731.

(b) Unrounded amount is 0.0060%.

The accompanying notes are an integral part of these financial statements.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		June 30, 2010 (Unaudited)

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/ Monetta Intermediate Bond Fund
Assets:
Investments at market value, (cost: $43,429; $7,301; $3,239; $11,025)	$42,569	$6,671	$3,652	$11,546
Cash	1	53	(a)	0
Receivables:
Interest and dividends	11	5	(a)	156
Investments sold	2,467	0	0	329
Fund shares sold	0	17	0	0
Other assets	23	33	12	12
Total Assets	45,071	6,779	3,664	12,043

Liabilities:
Payables:
Bank Overdraft	0	0	0	77
Investment advisory fees (Note 2)	36	3	2	3
Distribution and service charges payable	0	3	2	3
Investments purchased	2,591	52	192	213
Accrued expenses	64	13	14	15
Total Liabilities	2,691	71	210	311
Net Assets	42,380	6,708	3,454	11,732

Analysis of net assets:
Paid in capital (b)	49,136	7,227	4,826	11,174
Accumulated undistributed net investment income (loss)	0	10	0	(a)
Accumulated undistributed net realized gain (loss)	(5,896)	101	(1,785)	37
Net unrealized appreciation (depreciation) on investments	(860)	(630)	413	521
Net Assets	$42,380	$6,708	$3,454	$11,732
Shares of capital stock	3,529
Shares of beneficial interest issued outstanding		639	451	1,109
Net asset value, offering price and redemption price per share	$12.01	$10.50	$7.67	$10.58

(a) Rounds to less than $1,000.

(b) Monetta Fund - $35 of $.01 par value and $49,101 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements Of Operations	For The Six Month Period Ended June 30, 2010 (Unaudited)
(In Thousands)

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/ Monetta Intermediate Bond Fund
Investment income and expenses:
Investment income:
Interest	$2	$(a)	$(a)	$272
Dividend	117	32	4	0
Miscellaneous Income	3	0	0	1
Total investment Income	122	32	4	273

Expenses:
Investment advisory fee (Note 2)	226	12	14	20
Distribution expense (Note 6)	0	5	4	14
Accounting expense	15	2	5	6
Admin/Compliance expense	30	3	6	10
Custodial fees and bank cash management fee	7	3	2	2
State registration	12	9	9	9
Transfer and shareholder servicing agent fee	65	13	8	8
Audit/Tax	19	5	6	6
Legal	34	3	3	8
Printing	10	1	1	1
Other	14	3	4	6

Total expenses	432	59	62	90
Expenses waived/reimbursed	0	(31)	0	0
Fees paid indirectly (Note 7)	(37)	(6)	(6)	(12)
Expenses net of waived/reimbursed expenses and fees paid indirectly	395	22	56	78
Net investment income (loss)	(273)	10	(52)	195
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments:
Proceeds from sales	43,553	1,200	4,066	5,311
Cost of securities sold	39,845	1,116	3,543	5,013
Net realized gain (loss) on investments	3,708	84	523	298
Gains from class action lawsuits	2	1	6	29
Total net realized gain (loss) on investments	3,710	85	529	327
Net unrealized appreciation (depreciation) on investments:
Beginning of period	5,481	111	827	574
End of period	(860)	(630)	413	521
Net change in net unrealized appreciation (depreciation) on investments during the period	(6,341)	(741)	(414)	(53)
Net realized and unrealized gain (loss) on investments	(2,631)	(656)	115	274
Net increase (decrease) in net assets from operations	$(2,904)	$(646)	$63	$469

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets	For The Six Month Period Ended June 30, 2010 (Unaudited) And Year Ended December 31, 2009
(In Thousands)

	Monetta Fund		Young Investor Fund		Mid-Cap Equity Fund		Orion/ Monetta Intermediate Bond Fund
	2010	2009	2010	2009	2010	2009	2010	2009
From investment activities:

Operations:
Net investment income (loss)	$(273)	$(417)	$10	$5	$(52)	$(86)	$195	$270
Net realized gain (loss) on investments	3,710	334	85	61	529	175	327	(290)
Net change in net unrealized appreciation (depreciation) on investments during the period	(6,341)	15,859	(741)	290	(414)	1,117	(53)	1,004

Net increase (decrease) in net assets from operations	(2,904)	15,776	(646)	356	63	1,206	469	984

Distribution from net investment income	0	0	0	(5)	0	0	(194)	(270)

Distribution from short-term capital gains, net	0	0	0	(39)	0	0	0	(26)

Distribution from net realized gains	0	0	0	0	0	0	0	(101)

Increase (decrease) in net assets from investment activities	(2,904)	15,776	(646)	312	63	1,206	275	587

From capital transactions (Note 4):
Proceeds from shares sold	862	1,390	6,940	418	126	285	1,709	9,289
Net asset value of shares issued through dividend reinvestment	0	0	0	43	0	0	75	157
Cost of shares redeemed	(2,501)	(3,569)	(937)	(11)	(181)	(343)	(1,257)	(2,825)

Increase (decrease) in net assets from capital transactions	(1,639)	(2,179)	6,003	450	(55)	(58)	527	6,621

Total increase (decrease) in net assets	(4,543)	13,597	5,357	762	8	1,148	802	7,208

Net assets at beginning of period	46,923	33,326	1,351	589	3,446	2,298	10,930	3,722

Net assets at end of period	$42,380	$46,923	$6,708	$1,351	$3,454	$3,446	$11,732	$10,930

Accumulated undistributed net investment income	$0	$0	$10	$(a)	$0	$0	$(a)	$(a)

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements	June 30, 2010

1.    SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is long-term capital growth by investing primarily in equity securities believed to have above average long-term growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index, while investing the balance of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average long-term growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Orion/Monetta Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued ending after September 15, 2009. Starting with the accompanying financial statements, the Funds will make reference to U.S. generally accepted accounting principles (“U.S. GAAP”) issued by FASB as Accounting Standards Codification (“ASC”).

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)  Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

Notes To Financial Statements	June 30, 2010

(b)

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)

General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d)

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards, as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2009, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2010	$286,274		$1,589,213
2011
2012			$3,355
2013
2014
2015
2016	$7,169,765		$671,399
2017	$2,241,956		$50,398	$290,383
Total	$9,697,995	$ 0	$2,314,365	$290,383

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. The amount of post October 31 losses for the Monetta Young Investor Fund are $3,024.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2006 - 2009), in accordance with ASC 740-10, and no tax exposure reserve was required in the financial statements.

Notes To Financial Statements	June 30, 2010

(e)   Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2009 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $417,010 and $86,310, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Undistributed Ordinary Income	---	$130	---	---
Undistributed Long-Term Capital Gain	---	$25,264	---	---
The tax character of distributions paid during the calendar year ended December 31, 2009, were as follows:
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Ordinary Income	---	$44,375	---	$269,574
Long-Term Capital Gain	---	---	---	$101,474

(f)    Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes To Financial Statements	June 30, 2010

The following table summarizes the respective Fund's investments at June 30, 2010, based on the inputs used to value them (in thousands):

INVESTMENTS IN SECURITIES (UNAUDITED)
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund -
Common Stocks	$41,178	$0	$0	$41,178
Money Market Funds	$1,391	$0	$0	$1,391
FUND TOTAL	$42,569	$0	$0	$42,569
Young Investor Fund -
Common Stocks	$3,277	$0	$0	$3,277
Exchange Traded Funds	$3,199	$0	$0	$3,199
Money Market Funds	$195	$0	$0	$195
FUND TOTAL	$6,671	$0	$0	$6,671
Mid-Cap Equity Fund -
Common Stocks	$3,245	$0	$0	$3,245
Exchange Traded Funds	$97	$0	$0	$97
Money Market Funds	$310	$0	$0	$310
FUND TOTAL	$3,652	$0	$0	$3,652
Orion/Monetta Intermediate Bond Fund -
Corporate Bonds	$0	$10,997	$0	$10,997
U.S. Government and Agency Obligations	$0	$326	$0	$326
Exchange Traded Funds	$0	$0	$0	$0
Money Market Funds	$223	$0	$0	$223
FUND TOTAL	$223	$11,323	$0	$11,546

2.    RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc.  For the year ended December 31, 2009, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Orion/Monetta Intermediate Bond Fund	0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser, as approved by the respective Funds' Boards effective October 1, 2004.  Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Monetta Financial Services, Inc., as of June 30, 2010, owned 3,593 shares or 0.56% of the Young Investor Fund; 2,208 shares or 0.49% of the Mid-Cap Equity Fund; 1,915 shares or 0.17% of the Orion/Monetta Intermediate Bond Fund and 1,274 shares or 0.04% of the Monetta Fund.

Notes To Financial Statements	June 30, 2010

3.   SUB-ADVISER:

Orion Capital Management, Inc., an Illinois corporation (“Orion”), located at 750 Green Bay Road, Winnetka, Illinois 60093, has been the Sub-Adviser to the Bond Fund since June 1, 2009.  From April 7, 2009 through May 31, 2009 Orion served as the Interim Sub-Adviser.  As approved by the Bond Fund’s shareholders on June 1, 2009, Orion receives a sub-advisory fee at the annual rate of 0.25% of the average daily net assets of the Fund.  This fee is paid entirely by the Adviser, and does not result in any additional costs to the Bond Fund.

4.   CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/ Monetta Intermediate Bond Fund
2009 Beginning Shares	3,859,004	78,062	463,472	391,285
Shares sold	130,736	43,141	45,628	932,413
Shares issued upon dividend reinvestment	0	3,970	0	15,400
Shares redeemed	(338,389)	(1,105)	(51,600)	(280,862)
Net increase (decrease) in shares outstanding	(207,653)	46,006	(5,972)	666,951
2010 Beginning Shares	3,651,351	124,068	457,500	1,058,236
Shares sold	62,323	597,556	15,146	162,947
Shares issued upon dividend reinvestment	0	0	0	7,159
Shares redeemed	(184,619)	(82,547)	(22,051)	(119,804)
Net increase (decrease) in shares outstanding	(122,296)	515,009	(6,905)	50,302
Ending Shares	3,529,055	639,077	450,595	1,108,538

5.    PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the period ended June 30, 2010, excluding short-term securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$41,418,607	$43,552,903
Monetta Young Investor Fund	7,035,165	1,199,786
Monetta Mid-Cap Equity Fund	3,979,916	4,066,095
Orion/Monetta Intermediate Bond Fund	6,792,826	5,310,869

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers for the Orion/Monetta Intermediate Bond Fund were $637,737 and $991,799, respectively.

6.    DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7.    FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statements of Operations.  For the period ended June 30, 2010, fees paid/accrued indirectly were as follows:  Monetta Fund, $37,165; Young Investor Fund, $5,752; Mid-Cap Equity Fund, $5,989 and Orion/Monetta Intermediate Bond Fund, $12,119.

8.    SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Notes To Financial Statements	June 30, 2010

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund	Six Months Ended 6/30/10 (Unaudited)	2009	2008	2007	2006	2005

Net asset value at beginning of period	$12.850	$8.635	$16.469	$12.891	$11.992	$10.391
Net investment loss	(0.076)	(0.111)	(0.078)	(0.025)	(0.060)	(0.053)
Net realized and unrealized gain (loss) on investments	(0.766)	4.326	(7.756)	3.603	0.959	1.654
Total from investment operations	(0.842)	4.215	(7.834)	3.578	0.899	1.601
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	0.000
Net asset value at end of period	$12.008	$12.850	$8.635	$16.469	$12.891	$11.992
Total return	(6.54%)	48.73%	(47.54%)	27.77%	7.51%	15.40%
Ratios to average net assets:
Expenses - Net	1.66%	1.87%	1.66%	1.61%	1.65%	1.75%
Expenses - Gross (a)	1.82%	1.88%	1.67%	1.62%	1.65%	1.78%
Net investment loss	(0.57%)	(1.06%)	(0.60%)	(0.17%)	(0.48%)	(0.48%)
Portfolio turnover	92.2%	182.3%	157.6%	184.3%	157.9%	170.2%
Net assets ($ in thousands)	$42,380	$46,923	$33,326	$67,709	$56,724	$59,325

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2010

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Young Investor Fund	Six Months Ended 6/30/10 (Unaudited)	2009	2008	2007	12/12/2006(1) to 12/31/2006

Net asset value at beginning of period	$10.891	$7.542	$10.402	$9.940	$10.00
Net investment income	0.027	0.059	0.083	0.074	0.028
Net realized and unrealized gain (loss) on investments	(0.421)	3.686	(2.869)	0.442	(0.063)
Total from investment operations	(0.394)	3.745	(2.786)	0.516	(0.035)
Less:
Distributions from net investment income	0.000	(0.043)	(0.074)	(0.054)	(0.025)
Distributions from short-term capital gains, net	0.000	(0.353)	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	(0.396)	(0.074)	(0.054)	(0.025)
Net asset value at end of period	$10.497	$10.891	$7.542	$10.402	$9.940
Total return	(3.58%)	49.80%	(26.78%)	5.16%	(0.35%)*
Ratios to average net assets:
Expenses - Net	1.00%	0.98%	0.99%	1.00%	0.94%**
Expenses - Gross (a)	2.75%	8.71%	10.06%	16.58%	14.83%**
Net investment income	0.23%	0.65%	0.92%	0.71%	1.22%**
Portfolio turnover	30.0%	118.1%	130.2%	24.1%	0.0%
Net assets ($ in thousands)	$6,708	$1,351	$589	$618	$347

(1) The Young Investor Fund commenced operations on December 12, 2006, its inception date. During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operations.

* As reported for the period - not annualized.

** As reported for the period - annualized.

(a) Gross expense ratio reflects fees waived/reimbursed, as well as fees paid indirectly. For the Young Investor Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 2.48% for the six-month period ended June 30, 2010 and was 8.56%, 9.69% and 16.18% for the years ended December 31, 2009, 2008 and 2007, respectively.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2010

Mid-Cap Equity Fund	Six Months Ended 6/30/10 (Unaudited)	2009	2008	2007	2006	2005

Net asset value at beginning of period	$7.532	$4.957	$9.410	$8.356	$7.976	$7.119
Net investment loss	(0.114)	(0.186)	(0.110)	(0.124)	(0.118)	(0.095)
Net realized and unrealized gain (loss) on investments	0.248	2.761	(4.343)	1.178	0.498	0.952
Total from investment operations	0.134	2.575	(4.453)	1.054	0.380	0.857
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	0.000
Net asset value at end of period	$7.666	$7.532	$4.957	$9.410	$8.356	$7.976
Total return	1.86%	51.81%	(47.29%)	12.56%	4.76%	12.08%
Ratios to average net assets:
Expenses - Net	3.07%	3.82%	2.72%	2.14%	2.16%	2.31%
Expenses - Gross (a)	3.40%	3.89%	2.81%	2.19%	2.16%	2.34%
Net investment loss	(1.41%)	(3.10%)	(1.49%)	(1.35%)	(1.43%)	(1.29%)
Portfolio turnover	118.0%	200.1%	191.1%	135.1%	130.5%	175.0%
Net assets ($ in thousands)	$3,454	$3,446	$2,298	$5,904	$6,037	$6,913

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2010

Orion/Monetta Intermediate Bond Fund	Six Months Ended 6/30/10 (Unaudited)	2009	2008	2007	2006	2005

Net asset value at beginning of period	$10.329	$9.512	$10.104	$9.911	$9.969	$10.190
Net investment income	0.177	0.378	0.398	0.388	0.354	0.319
Net realized and unrealized gain (loss) on investments	0.253	0.912	(0.588)	0.200	(0.007)	(0.215)
Total from investment operations	0.430	1.290	(0.190)	0.588	0.347	0.104
Less:
Distributions from net investment income	(0.176)	(0.346)	(0.402)	(0.395)	(0.361)	(0.317)
Distributions from short-term capital gains, net	0.000	(0.127)	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	(0.044)	(0.008)
Total distributions	(0.176)	(0.473)	(0.402)	(0.395)	(0.405)	(0.352)
Net asset value at end of period	$10.583	$10.329	$9.512	$10.104	$9.911	$9.969
Total return	4.15%	13.78%	(1.89%)	6.02%	3.54%	1.05%
Ratios to average net assets:
Expenses - Net	1.38%	2.06%	1.72%	1.66%	1.45%	1.52%
Expenses - Gross (a)	1.59%	2.13%	1.79%	1.71%	1.45%	1.52%
Net investment income	1.69%	3.74%	4.04%	3.89%	3.57%	3.15%
Portfolio turnover	46.6%	69.8%	79.4%	68.0%	31.9%	18.3%
Net assets ($ in thousands)	$11,732	$10,930	$3,722	$5,504	$7,114	$8,237

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Directors/Trustees		June 30, 2010
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Director- ships and Affiliations	Remuneration Paid Jan. to Jun. 2010
Independent (“disinterested”) Directors/Trustees

John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP SBA & Alternative Lending Feb. 2008 to present, Sr. VP Business Banking, Fifth/Third Bank, from Nov. 2006 through Feb. 2008; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking, General Bank Group, from Nov. 1999 through April 2006.

		None	Monetta Fund - $1,250 Monetta Trust - $1,250
Marlene Z. Hodges (1948) Director and Trustee since 2001

CFO, Asian Human Services, since Feb. 2007; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007; CFO, Abraham Lincoln Center from March 2003 through Jan. 2006; Director of Finance Sears Roebuck & Co. from 1970, retired Nov. 2001.

		None	Monetta Fund - $1,250 Monetta Trust - $1,250
Mark F. Ogan (1942) Director since 1988 Trustee since 1993

Self-employed management consultant June 2008 to present; Internal Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 through June 2008; Sr. VP and COO, RM Acquisition, LLC (d/b/a Rand McNally), from Dec. 2007 through April, 2008; SR. VP & COO, Rand McNally & Co. from July 2003 through Dec. 2007.

		None	Monetta Fund - $1,250 Monetta Trust - $1,250
Inside (“interested”) Directors/Trustees (1)

Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993

Chairman, Chief Executive Officer and President since April 1997; Chairman and Chief Executive Officer of Adviser, 1996 to 1997; President of the Adviser 1984 to 1996; Director of the Adviser since 1984.

None
John W. Bakos (1947) Director since 1985 Trustee since 1996	Division Placement Manager, Sears Holding Corp., since 1969.	None	Monetta Fund - $500(2) Monetta Trust - $500(2)

(1) Directors and/or Trustees who are employees of the Adviser receive no compensation from the Fund or the Trust.

(2) Compensation to non-employee “Interested” Directors/Trustees is paid by the Adviser.

All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the three funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60189-5831	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta

    Trust's principal executive officer and principal financial officer,

    regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the period covered by the Semi-Annual Report to Shareholders presented in

    Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual

    Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Not applicable during the period covered by the Semi-Annual Report to Shareholders presented in Item 1.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling

        1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable during the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable during the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to open-end investment management companies.

1

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Semi-Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Semi-Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and

Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the

Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported,

within the time periods specified in the rules and forms adopted by the U.S.

Securities and Exchange Commission.

2

(b) There has been no change in the registrant's internal control over

Financial reporting (as defined in Rule 30a-3(d) under the Investment Company

Act of 1940 (17CFR270.30a-3(d)) during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect,

the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

 (a)(1)

  EX-99.CODE ETH - Code of Ethics, not applicable per Item 2(c)

 (a)(2)       EX-99.CERT - Section 302 Certification, is filed herewith

              EX-99.906 CERT - Section 906 Certification, is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/Lynn H. Waterloo, Principal Financial Officer

DATE        September 3, 2010

3